Exhibit 10.1

EIGHTH AMENDMENT

TO

REVOLVING CREDIT AGREEMENT (UNCOMMITTED)

DATED AS OF

FEBRUARY 25, 2010

AMONG

UTEXAM LIMITED,
AS BORROWER,

BNP PARIBAS,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (UNCOMMITTED)

THIS EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (UNCOMMITTED) (this “Eighth Amendment”) dated as of February 25, 2010, is among UTEXAM LIMITED, a company incorporated under the laws of Ireland (the “Borrower”); BNP PARIBAS, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Revolving Credit Agreement (Uncommitted) dated as of March 10, 2006, as amended by the First Amendment to Revolving Credit Agreement (Uncommitted), dated October 24, 2006, the Second Amendment to Revolving Credit Agreement (Uncommitted), dated as of March 8, 2007, the Third Amendment to Revolving Credit Agreement (Uncommitted), dated as of May 16, 2007, the Fourth Amendment to Revolving Credit Agreement (Uncommitted), dated as of February 20, 2008, the Fifth Amendment to Revolving Credit Agreement (Uncommitted), dated as of March 12, 2008, the Sixth Amendment to Revolving Credit Agreement (Uncommitted), dated as of January 20, 2009 and the Seventh Amendment to Revolving Credit Agreement (Uncommitted), dated as of march 31, 2009 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B.           The Borrowers and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms.  Each capitalized term used herein, but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this Eighth Amendment refer to Sections of the Credit Agreement.

Section 2.    Amendment to Credit Agreement.

2.1    Section 1.02.      The definition of “Maturity Date” in Section 1.02 is hereby amended by replacing “March 31, 2010” with March 31, 2011.”

Section 3.    Conditions Precedent.      The effectiveness of this Eighth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Eighth Amendment on or prior to the Effective Date.

3.2    The Administrative Agent shall have received from all of the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Eighth Amendment signed on behalf of such Persons.

3.3    The Administrative Agent shall have received evidence that the Borrower has obtained a consent from the Purchaser to amend the Agreement pursuant to Section 4.02(b) of the PSC.

3.4    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.5    No Default shall have occurred and be continuing, after giving effect to the terms of this Eighth Amendment.

Section 4.    Miscellaneous.

4.1    Confirmation.      The provisions of the Credit Agreement, as amended by this Eighth Amendment, shall remain in full force and effect following the effectiveness of this Eighth Amendment.

4.2    Ratification and Affirmation; Representations and Warranties.      The Borrower hereby (a) acknowledges the terms of this Eighth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Eighth Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3    Loan Document and Assignment.      This Eighth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents and Assignments shall apply hereto.

4.4    Counterparts.      This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Eighth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5    NO ORAL AGREEMENT.      THIS EIGHTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

4.6    GOVERNING LAW.      THIS EIGHTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the date first written above.

BORROWER:                                                                UTEXAM LIMITED

By:         /s/ Clive W. Christie
                         Name:   Clive W. Christie
Title:     Director

By:        /s/ Paul Owens
Name:  Paul Owens
Title:    Director

ADMINISTRATIVE AGENT:	BNP PARIBAS

By:       /s/ Keith Cox
Name:  Keith Cox
Title:    Managing Director

By:        /s/ Jordan Nenoff
Name:   Jordan Nenoff
Title:    Director

LENDERS:                                                                      BNP PARIBAS

By:        /s/ Laurence Gordon
Name:  Laurence Gordon
Title:    Authorised Signatory

By:        /s/ Deirdre Geoghegan
Name:  Deirdre Geoghegan

LENDERS:	UNION BANK OF CALIFORNIA, N.A., as Syndication Agent and a Lender

By:         /s/ Randall L. Osterberg
Name:    Randall L. Osterberg
Title:      Sr. Vice President - US Marketing Manager

ALLIED IRISH BANKS, p.l.c., as a Lender

By:         /s/ Mark Connelly
Name:   Mark Connelly
Title:     SVP

By:         /s/ Edward Fenk
Name:    Edward Fenk
Title:      VP